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                                                                    EXHIBIT 10.4





                                 FTM MEDIA, INC.

                                     WARRANT






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THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (2) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.



                                 CLASS A WARRANT
                                 CLASS B WARRANT

        This Warrant Agreement is entered into as of the date set forth on the signature page attached hereto by FTM Media, Inc., a Delaware corporation (the "COMPANY"), and the person(s) set forth on the signature page attached hereto, (the "HOLDER").


                                    AGREEMENT

        1. Issuance of Warrants. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company is hereby issuing to the Holder, subject to all the terms and conditions set forth below, the Class A Warrant set forth in Section

                1.1 below and the Class B Warrant set forth in Section 1.2 below (each a "WARRANT", and collectively, the "WARRANTS"). The effective date of these Warrants ("EFFECTIVE DATE") is __________, 2000.

                1.1 The Class A Warrant

                (a) Number of Shares Subject to Class A Warrant. The Holder shall have the right to purchase the number of shares of common stock of the Company, $0.0001 par value per share ("COMMON STOCK") set forth on the signature page attached hereto (the warrant right set forth in this Section 1.1 is referred to as the "CLASS A WARRANT").

                (b) Exercise Price. The exercise price for the Class A Warrant shall be $10.00 per share of Common Stock; provided, however, if the Company sends notice of its intent to exercise its redemption right set forth in Section 1.1(c) below, the exercise price shall be reset as set forth in such Section 1.1(c).

                (c) Redemption Right. Commencing on the first anniversary of the Effective Date, the Company shall have the right, at its election, to redeem this Class A Warrant for an aggregate redemption price equal to $0.01 in accordance with the procedure set forth herein. The Company shall exercise its redemption right by sending notice (the "REDEMPTION NOTICE") to the Holder of its intent to redeem the Class A Warrant (the date of such notice shall be referred to as the "REDEMPTION NOTICE DATE"). On the Redemption Notice Date, the exercise price of the Class A


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        Warrant shall be reset to an amount equal the product of (x) 0.80 multiplied by (y) the average of the last sales prices per share of the Common Stock for the thirty (30) consecutive trading days immediately preceding the Redemption Notice Date; provided, that the exercise price shall not exceed $10.00 per share of Common Stock (subject to any adjustment pursuant to Section 6 hereof). If the Class A Warrant (or any portion thereof) has not been exercised prior to the expiration of the thirty (30) day period ("REDEMPTION NOTICE PERIOD") following the Redemption Notice Date, the Class A Warrant (or the remaining portion thereof) shall be redeemed by the Company. The redemption price shall be paid by the Company within twenty (20) days following the expiration of the Redemption Notice Period.

                (d) Term. The Class A Warrant shall be exercisable at any time and from time to time and in whole or in part commencing on the Effective Date until the third anniversary of the Effective Date, and shall be void thereafter; provided, however, if the Company has sent a Redemption Notice to the Holder, in no event shall the Class A Warrant be exercisable after the expiration of the Redemption Notice Period.

                1.2 The Class B Warrant

                (a) Number of Shares Subject to Class B Warrant. The Holder shall have the right to purchase the number of shares of Common Stock set forth on the signature page attached hereto (the warrant right set forth in this Section 1.2 is referred to as the "CLASS B WARRANT").

                (b) Exercise Price. The exercise price for the Class B Warrant shall be $15.00 per share of Common Stock; provided, however, if the Company sends a Redemption Notice to the Holder, the exercise price shall be reset, as of the Redemption Notice Date, to an amount equal to
        (i) 1.25 times (ii) the amount of the reset Class A Warrant exercise price as determined pursuant to Section 1.1(c).

                (c) Redemption Right. If the Company sends a Redemption Notice, then the Company shall redeem the Class B Warrant for an aggregate redemption price equal to $0.01 to the extent that it remains unexercised at the end of the Redemption Notice Period; provided, however, in no event shall the portion of the Class B Warrant that is to be redeemed exceed the portion of the Class A Warrant that remains unexercised at the end of the Redemption Notice Period. The redemption price with respect to the Class B Warrants to be redeemed shall be paid by the Company within twenty (20) days following the expiration of the Redemption Notice Period

                (d) Term. The Class B Warrant shall be exercisable at any time and from time to time and in whole or in part commencing on the Effective Date until the earlier of (i) the third anniversary of the Effective Date, and (ii) the 180th day following the Redemption Notice Date, and shall be void thereafter; provided, however, if the Company has sent a Redemption Notice to the Holder, in no event shall any portion of the Class B Warrant which is to be redeemed by the Company pursuant to Section 1.2(c) be exercisable after the expiration of the Redemption Notice Period.


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                2. Exercise. Subject to the terms and conditions of this Warrant
        Agreement, each Warrant may be exercised by the Holder hereof pursuant to the Notice of Exercise attached hereto as Exhibit A as to all or any part hereof, upon delivery of written notice of intent to exercise to the Company at the address set forth in Section 8 hereof or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Common Stock so purchased in lawful currency of the United States. Upon exercise of this Warrant as aforesaid, the Company, in a reasonable amount of time, and in any event within thirty (30) days thereafter, will execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the shares of Common Stock, the Holder shall be entitled to receive a new Warrant covering the number of shares of Common Stock in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

                3. Covenants and Conditions. The above provisions are subject to the following:

                        (a) Neither this Warrant nor the Shares have been
                registered under the Securities Act of 1933 as amended ("SECURITIES ACT") or any state securities laws ("BLUE SKY LAWS"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be sold or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

                        THE SHARES OF COMMON STOCK REPRESENTED BY
                        THIS CERTIFICATE HAVE NOT BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                        (THE "SECURITIES ACT"), OR ANY APPLICABLE
                        STATE SECURITIES LAW AND MAY NOT BE
                        TRANSFERRED UNTIL (1) A REGISTRATION
                        STATEMENT UNDER THE SECURITIES ACT AND SUCH
                        APPLICABLE STATE SECURITIES LAWS SHALL HAVE
                        BECOME EFFECTIVE WITH REGARD THERETO, OR (2)
                        IN THE OPINION OF COUNSEL ACCEPTABLE TO THE
                        COMPANY, REGISTRATION UNDER THE SECURITIES
                        ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                        The Holder hereof and the Company agree to execute such
                other documents and instruments as counsel for the Company reasonably deems


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         necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

                        (b) The Company covenants and agrees that all Shares
                which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

        4. Transfer of Warrant. Subject to the provisions of Section 3 hereof, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer, pursuant to the Notice of Exercise, attached hereto as Exhibit A; provided however that as long as the Class A Warrant and Class B Warrant are both outstanding they may not be transferred separately. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

        5. Warrant Holder Not Stockholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company.

        6. Adjustment Upon Changes in Stock.

                        (a) If all or any portion of this Warrant shall be
                exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Section 6(a), would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next lower number of shares, rounding all fractions downward.

                        (b) If all or any portion of this Warrant shall be
                exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company; or other similar event, occurring after the date hereof as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, or the holders of Common Stock are entitled to receive cash or other property, then the Holder exercising this Warrant shall receive, for the


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                  aggregate price paid upon such exercise, the aggregate number and class of shares, cash or other property which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 6(b) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next lower number of shares, rounding all fractions downward.

        7. Article and Section Headings. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Warrant.

        8. Notice. Any and all notices, elections or demands permitted or required to be made under this Warrant shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, telexed, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Warrant:

The Address of the Holder is set forth on the signature page attached hereto.

The Address of Company is:      FTM Media, Inc.
                                6991 East Camelback Road
                                Suite D-103
                                Scottsdale, AZ 85251
                                Attention:  Chief Executive Officer
                                Telecopy No.:  (480) 425 - 7711

with a copy to:                 Irell & Manella LLP
                                333 South Hope Street, Suite 3300
                                Los Angeles, CA 90071-3042
                                Attention:  Richard C. Wirthlin, Esq.
                                Telecopy No.:  (310) 203 - 7199

        9. Amendment. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

        10. Severability. If any provision(s) of this Warrant or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.


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        11. Governing Law and Amendments. This Warrant shall be
construed and entered under the laws of the State of Delaware without giving effect to the conflict of law principles thereto.

        12. Arbitration. Any dispute concerning this Warrant (or the investment in the Company) shall be submitted to arbitration before a single arbitrator under the then applicable rules of the American Arbitration Association (or any successor thereto or any replacement arbitration tribunal as agreed to by the parties). The arbitration hearing will be held in Los Angeles, California. The remedial authority of any arbitrators serving under any dispute shall be the same as, but no greater than would be the remedial power of a court having jurisdiction over the parties and their dispute. The prevailing party or parties in any such dispute shall be entitled to recover reasonable attorney's fees and costs as determined by the arbitrator.

        13. Counterparts. This Warrant may be executed in any number of counterparts and be different parties to this Warrant in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Warrant.


       [THE REMAINDER TO THIS PAGE IS INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, the parties specified below hereby enter into this Warrant.

COMPANY:                                    FTM Media, Inc.
                                            a Delaware corporation


                                            By:
                                               ---------------------------------

                                            Date:
                                                 -------------------------------

                                            Its: Chief Executive Officer



HOLDER:
                                            Name:
                                                 -------------------------------

                                            Signature:
                                                      --------------------------

                                            Address:
                                                    ----------------------------

                                            ------------------------------------

                                            ------------------------------------


NUMBER OF SHARES OF COMMON STOCK
SUBJECT TO CLASS A WARRANTS:

NUMBER OF SHARES OF COMMON STOCK
SUBJECT TO CLASS B WARRANTS:


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                               EXHIBIT A

NOTICE OF EXERCISE

To: FTM Media, Inc.

1. The Class A Warrant. The undersigned hereby elects to purchase shares of Common Stock of FTM Media, Inc., pursuant to the Class A Warrant provisions of Section 1.1 of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2. The Class B Warrant. The undersigned hereby elects to purchase shares of Common Stock of FTM Media, Inc., pursuant to the Class B Warrant provisions of Section 1.2 of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

3. Exercise. In exercising this/these Warrants, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and the undersigned will not offer, sell or dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, or any other applicable state or federal securities laws.

4. Issuance of Common Stock. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


-----------------------------------         ------------------------------------
(Number of Shares)                          (Name)


-----------------------------------         ------------------------------------
(Number of Shares)                          (Name)

5. Issuance of New Warrant(s). Please issue new Warrant(s) for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                            ------------------------------------
                                            (Name)


-----------------------------------         ------------------------------------
(Date)                                      (Signature)